Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

Prospect Capital Corporation Announces Pricing of $300 Million of 3.364% Notes due 2026

NEW YORK, May 20, 2021 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today the pricing of $300 million in aggregate principal amount of 3.364% notes due 2026 (the “Notes”). The Notes will mature on November 15, 2026 and may be redeemed in whole or in part at any time or from time to time at our option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 3.364% per year payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2021. The Notes will be general senior unsecured obligations of Prospect, will rank equally in right of payment with Prospect's existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

RBC Capital Markets, Goldman Sachs & Co. LLC and Barclays, are acting as joint book-running managers for this offering. KeyBanc Capital Markets, BNP PARIBAS, CIBC Capital Markets, Mizuho Securities and R. Seelaus & Co., LLC are acting as joint lead managers for this offering. WauBank Securities LLC, M&T Securities, Comerica Securities, UBS Investment Bank and Incapital are acting as senior co-managers for this offering. The offering is expected to close on May 27, 2021, subject to customary closing conditions.

Prospect expects to use the net proceeds of this offering primarily for the refinancing of existing indebtedness, including but not limited to, redemption of its 6.25% Senior Notes due 2028 and repayment of borrowings under its revolving credit facility. Prospect intends to use the remainder of the net proceeds from this offering, if any, to maintain balance sheet liquidity, including to make investments in high quality short-term debt instruments, and thereafter to make long-term investments in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. The pricing term sheet dated May 20, 2021, the preliminary prospectus supplement dated May 20, 2021 and the accompanying prospectus dated February 13, 2020, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement and the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering of these securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from, (1) RBC

Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey Street, 8th floor, New York, NY 10080, Telephone: 866-375-6829, e-mail: rbcnyfixedincomeprospectus@rbccm.com or (2) Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: (212) 902-1171 or email: prospectus-ny@ny.email.gs.com.

About Prospect Capital Corporation

Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702